Exhibit 10.1
AMENDMENT NO. 1 TO
CREDIT AGREEMENT

This Amendment No. 1 to Credit Agreement (this “Agreement”) dated as of March 24, 2021 (the “Amendment Effective Date”), is among Extraction Oil & Gas, Inc., a Delaware corporation (the “Borrower”), 7N, LLC, a Delaware limited liability company (“7N”), 8 North, LLC, a Delaware limited liability company (“8 North”), Axis Exploration, LLC, a Delaware limited liability company (“Axis”), Extraction Finance Corp., a Delaware corporation (“Finance Corp.”), Mountaintop Minerals, LLC, a Delaware limited liability company (“MTM”), Table Mountain Resources, LLC, a Delaware limited liability company (“TMR”), XOG Services, LLC, a Delaware limited liability company (“XOG LLC”), XTR Midstream, LLC, a Delaware limited liability company (“XTR”), and Northwest Corridor Holdings, LLC, a Delaware limited liability company (together with 7N, 8 North, Axis, Finance Corp., MTM, TMR, XOG LLC, and XTR, collectively, the “Guarantors”), the undersigned Lenders (as defined below), and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”) and as Issuing Lender (the “Issuing Lender”).

INTRODUCTION

A.The Borrower, the financial institutions party thereto as Lenders (the “Lenders”), the Issuing Lender, and the Administrative Agent have entered into the Credit Agreement dated as of January 20, 2021 (as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B.The Guarantors have entered into the Guaranty Agreement dated as of January 20, 2021 (the “Guaranty”) in favor of the Administrative Agent for the benefit of the Secured Parties (as defined in the Credit Agreement).

C.Subject to the terms and conditions of this Agreement, the Administrative Agent and the Majority Lenders have agreed to modify the hedging requirements and make certain other amendments to the Credit Agreement as described herein.

D.In connection with the foregoing, the Borrower has requested that the Lenders and the Administrative Agent, subject to the terms and conditions hereof, amend the Credit Agreement as set forth herein.

THEREFORE, in fulfillment of the foregoing, the Borrower, the Guarantors, the Administrative Agent, the Issuing Lender, and the undersigned Lenders hereby agree as follows:

Section 1.    Definitions; References. Unless otherwise defined in this Agreement, each term used in this Agreement which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

Section 2.    Amendments to Credit Agreement. Upon the satisfaction of the conditions specified in Section 6 of this Agreement, and effective as of the Amendment Effective Date, the Credit Agreement is amended as follows:

(a) Section 1.1 of the Credit Agreement (Certain Defined Terms) is amended to add the following defined terms thereto in alphabetical order:

“Erroneous Payment” has the meaning assigned thereto in Section 8.13(a).

(b) Section 2.12(f) of the Credit Agreement (Obligations of Lenders) is amended and restated to read as follows:

(f) Obligations of Lenders Several. The obligations of the Lenders hereunder to make Loans, to fund participations in Letters of Credit and to make payments pursuant to Section 9.2(b) or Section 8.13 are several and not joint. The failure of any Lender to make any Loan, to fund any such participation or to make any payment under Section 9.2(b) or Section 8.13 on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, to purchase its participation or to make its payment under Section 9.2(b) or Section 8.13.

(c)     Section 5.15 of the Credit Agreement (Minimum Hedging Arrangements) is hereby amended and restated in its entirety to read as follows:

Section 5.15    Minimum Hedging Arrangements. The Borrower and its Restricted Subsidiaries shall maintain Hedging Arrangements, measured as of each date an Independent Reserve Report or Internal Reserve Report is due pursuant to Section 2.2(b)(i) and Section 2.2(b)(ii) (each such date, the “Reserve Report Date”), beginning on the date the first Independent Reserve Report is due under Section 2.2(b)(i) (but subject to the proviso at the end of this Section 5.15), which cover (calculated separately for each type of Hydrocarbon), (a) for each calendar month during the first 12 months following any Reserve Report Date, beginning with the calendar month commencing on such Reserve Report Date, (i) notional volumes (in the aggregate, taking into account all other Hedging Arrangements entered into by the Loan Parties) of at least 65% of the anticipated production of gas volumes attributable to the PDP Reserves of the Borrower and its Restricted Subsidiaries, as reflected in the most recently delivered Reserve Report under Section 2.2, and (ii) notional volumes (in the aggregate, taking into account all other Hedging Arrangements entered into by the Loan Parties) of at least 65% of the anticipated production of oil volumes attributable to the PDP Reserves of the Borrower and its Restricted Subsidiaries, as reflected in the most recently delivered Reserve Report under Section 2.2, and (b) for each calendar month during months 13 through 24 following any Reserve Report Date, beginning with the calendar month commencing on such Reserve Report Date, (i) notional volumes (in the aggregate, taking into account all other Hedging Arrangements entered into by the Loan Parties) of at least 50% of the anticipated production of gas volumes attributable to the PDP Reserves of the Borrower and its Restricted Subsidiaries, as reflected in the most recently delivered Reserve Report under Section 2.2, and (ii) notional volumes (in the aggregate, taking into account all other Hedging Arrangements entered into by the Loan Parties) of at least 50% of the anticipated production of oil volumes attributable to the PDP Reserves of the Borrower and its Restricted Subsidiaries, as reflected in the most recently delivered Reserve Report under Section 2.2; provided that, solely with respect to the period beginning on the Reserve Report Date which falls on April 1, 2021 and continuing until May 15, 2021 (or such later date as may be approved by the Administrative Agent in its sole discretion), the Borrower and its Restricted Subsidiaries shall only be required to maintain Hedging Arrangements which cover (calculated separately for each type of Hydrocarbon), (x) for each calendar month during the first 10 months following the Reserve Report Date which falls on April 1, 2021, beginning with the calendar month commencing on such Reserve Report Date, (I) notional volumes (in the aggregate, taking into account all other Hedging Arrangements entered into by the Loan Parties) of at least 65% of the anticipated production of gas volumes attributable to the PDP Reserves of the Borrower and its Restricted Subsidiaries, as reflected in the most recently delivered Reserve Report under Section 2.2, and (II) notional volumes (in the aggregate, taking into account all other Hedging Arrangements entered into by the Loan Parties) of at least 65% of the anticipated production of oil volumes attributable to the PDP Reserves of the Borrower and its Restricted Subsidiaries, as reflected in the most recently delivered Reserve Report under Section 2.2, and (y) for each calendar month during months 11 through 22 following the Reserve Report Date which falls on April 1, 2021, beginning with the calendar month commencing on such Reserve Report Date, (I) notional volumes (in the aggregate, taking into account all other Hedging Arrangements entered into by the Loan Parties) of at least 25% of the anticipated production of gas volumes attributable to the PDP Reserves of the Borrower and its Restricted Subsidiaries, as reflected in the most recently delivered Reserve Report under Section 2.2, and (II) notional volumes (in the aggregate, taking into account all other Hedging Arrangements entered into by the Loan Parties) of at least 25% of the anticipated production of oil volumes attributable to the PDP Reserves of the Borrower and its Restricted Subsidiaries, as reflected in the most recently delivered Reserve Report under Section 2.2.

(d)     Section 5.16 of the Credit Agreement (Post-Closing Obligations) is hereby amended to amend and restate clauses (a) and (b) in their entirety to read as follows:

(a) Hedging Arrangements. On or prior to May 15, 2021 (or such later date as may be approved by the Administrative Agent in its sole discretion), the Borrower shall enter into and shall cause its Restricted Subsidiaries to enter into Hedging Arrangements which cover (calculated separately for each type of Hydrocarbon), (i) for each calendar month during the first 12 months following the Effective Date, beginning with the first full calendar month following the Effective Date, notional volumes (in the aggregate, taking into account all other Hedging Arrangements entered into by the Loan Parties) of at least 65% of the anticipated production of oil volumes attributable to the PDP Reserves of the Borrower and its Restricted Subsidiaries, as reflected in the Initial Internal Reserve Report, and (ii) for each calendar month during months 13 through 24 following the Effective Date, beginning with the first full calendar month following the Effective Date, notional volumes (in the aggregate, taking into account all other Hedging Arrangements entered into by the Loan Parties) of at least 50% of the anticipated production of oil volumes attributable to the PDP Reserves of the Borrower and its Restricted Subsidiaries, as reflected in the Initial Internal Reserve Report.

(b) Hedging Arrangements. On or prior to May 15, 2021 (or such later date as may be approved by the Administrative Agent in its sole discretion), the Borrower shall enter into and shall cause its Restricted Subsidiaries to enter into Hedging Arrangements which cover (calculated separately for each type of Hydrocarbon), (i) for each calendar month during the first 11 months beginning with the month commencing on March 1, 2021, notional volumes (in the aggregate, taking into account all other Hedging Arrangements entered into by the Loan Parties) of at least 65% of the anticipated production of gas volumes attributable to the PDP Reserves of the Borrower and its Restricted Subsidiaries, as reflected in the Initial Internal Reserve Report, and (ii) for each calendar month during months 12 through 23 following and beginning with the month commencing on March 1, 2021, notional volumes (in the aggregate, taking into account all other Hedging Arrangements entered into by the Loan Parties) of at least 50% of the anticipated production of gas volumes attributable to the PDP Reserves of the Borrower and its Restricted Subsidiaries, as reflected in the Initial Internal Reserve Report.

(e)    Article VIII of the Credit Agreement (The Administrative Agent) is hereby amended to add as a new Section 8.13 the following provision:

Section 8.13 Erroneous Payments.

(a) Each Lender and the Issuing Lender hereby severally agrees that if (i) the Administrative Agent notifies (which such notice shall be conclusive absent manifest error) such Lender or Issuing Lender that the Administrative Agent has determined in its sole discretion that any funds received by such Lender or Issuing Lender from the Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Lender or Issuing Lender (whether or not known to such Lender or Issuing Lender) or (ii) it receives any payment from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, (y) that was not preceded or accompanied by a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment or (z) that such Lender or Issuing Lender otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part) then, in each case an error in payment has been made (any such amounts specified in clauses (i) or (ii) of this Section 8.13(a), whether received as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, an “Erroneous Payment”) and the Lender or Issuing Lender, as the case may be, is deemed to have knowledge of such error at the time of its receipt of such Erroneous Payment and to the extent permitted by applicable law, such Lender or Issuing Lender shall not assert any right or claim to the Erroneous Payment, and hereby waives, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payments received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine.

(b) Without limiting the immediately preceding clause (a), each Lender and the Issuing Lender agrees that, in the case of clause (a)(ii) above, it shall promptly (and, in all events, within one Business Day of its knowledge (or deemed knowledge) of such error) notify the Administrative Agent in writing of such occurrence and, in the case of either clause (a)(i) or (a)(ii) above upon demand from the Administrative Agent, it shall promptly, but in all events no later than one Business Day thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Lender or Issuing Lender to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect.

(c) The Borrower and each other Loan Party hereby agrees that (x) in the event an Erroneous Payment (or portion thereof) is not recovered from any Lender or Issuing Lender that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Lender or Issuing Lender with respect to such amount, (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any other Loan Party and (z) to the extent that an Erroneous Payment was in any way or at any time credited as payment or satisfaction of any of the Obligations, the Obligations or any part thereof that were so credited, and all rights of the applicable Lender, Issuing Lender, Administrative Agent or other Secured Party, as the case may be, shall be reinstated and continue in full force and effect as if such payment or satisfaction had never been received.

(d) Each party’s obligations under this Section 8.13 shall survive the resignation or replacement of the Administrative Agent or any transfer of right or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document.

Section 3.    Reaffirmation of Liens.

(a)    Each of the Borrower and each Guarantor (i) is party to certain Security Documents securing and supporting the Borrower's and Guarantors’ obligations under the Loan Documents, (ii) represents and warrants that it has no defenses to the enforcement of the Security Documents and that, notwithstanding the effectiveness of this Agreement or the amendments set forth herein, according to their terms the Security Documents are and shall continue in full force and effect to secure the Borrower’s and Guarantors’ obligations under the Loan Documents, as such obligations may have been amended by this Agreement and as the same may be further amended, supplemented, or otherwise modified, and (iii) acknowledges, represents, and warrants that the liens and security interests created by the Security Documents are valid and subsisting and create a first and prior Lien (subject only to Permitted Liens) in the Collateral to secure the Secured Obligations.

(b)    The delivery of this Agreement does not indicate or establish a requirement that any Loan Document requires any Guarantor's approval of amendments to the Credit Agreement.

Section 4.    Reaffirmation of Guaranty. Each Guarantor hereby ratifies, confirms, and acknowledges that, notwithstanding the effectiveness of this Agreement or the amendments set forth herein, its obligations under the Guaranty and the other Loan Documents are and shall continue in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Guaranteed Obligations (as defined in the Guaranty), as such Guaranteed Obligations may have been amended by this Agreement as the same may be further amended, supplemented, or otherwise modified. Each Guarantor hereby acknowledges that its execution and delivery of this Agreement do not indicate or establish an approval or consent requirement by such Guarantor under the Credit Agreement in connection with the execution and delivery of amendments, modifications or waivers to the Credit Agreement, the Notes or any of the other Loan Documents.

Section 5.    Representations and Warranties. Each of the Borrower and each Guarantor represents and warrants to the Administrative Agent and the Lenders that:

(a)    the representations and warranties set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of the date of this Agreement, except that any representation and warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) only as of such specified date.

(b)    (i) the execution, delivery, and performance of this Agreement are within the corporate, limited partnership or limited liability company power, as appropriate, and authority of the Borrower and Guarantors and have been duly authorized by appropriate proceedings and (ii) this Agreement constitutes a legal, valid, and binding obligation of the Borrower and Guarantors, enforceable against the Borrower and Guarantors in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity whether applied by a court of law or equity; and

(c)    as of the effectiveness of this Agreement and after giving effect thereto, no Default or Event of Default has occurred and is continuing.

Section 6.    Effectiveness. This Agreement shall become effective as of the date hereof upon the occurrence of all of the following:

(a)     Documentation. The Administrative Agent shall have received this Agreement, duly and validly executed by the Borrower, the Guarantors, the Administrative Agent, the Issuing Bank, and the Majority Lenders, in form and substance reasonably satisfactory to the Administrative Agent and each of the undersigned Lenders; and

(b)     Hedging Arrangements. The Borrower shall have entered into and shall have caused its Restricted Subsidiaries to enter into Hedging Arrangements that cover (calculated separately for each type of Hydrocarbon), (i) for each calendar month during months 13 through 24 following the Effective Date, beginning with the first full calendar month following the Effective Date, notional volumes (in the aggregate, taking into account all other Hedging Arrangements entered into by the Loan Parties) of at least 25% of the anticipated production of oil volumes attributable to the PDP Reserves of the Borrower and its Restricted Subsidiaries, as reflected in the Initial Internal Reserve Report, and (ii) for each calendar month during months 12 through 23 following and beginning with the month commencing on March 1, 2021, notional volumes (in the aggregate, taking into account all other Hedging Arrangements entered into by the Loan Parties) of at least 25% of the anticipated production of gas volumes attributable to the PDP Reserves of the Borrower and its Restricted Subsidiaries, as reflected in the Initial Internal Reserve Report.

(c)    Representations and Warranties. The representations and warranties in this Agreement being true and correct in all material respects before and after giving effect to this Agreement (except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided that such materiality qualifier shall not apply if such representation or warranty is already subject to a materiality qualifier in the Credit Agreement or such other Loan Document.

(d)     No Default or Event of Default. There being no Default or Event of Default which has occurred and is continuing.

(e)     Expenses. The Borrower shall have paid all costs, expenses, and fees which have been invoiced and are payable pursuant to Section 9.1 of the Credit Agreement or any other agreement.

Section 7.    Effect on Loan Documents. Except as amended herein, the Credit Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and confirmed, and nothing herein shall act as a waiver of any of the Administrative Agent's or Lenders' rights under the Loan Documents. This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement is a Default or Event of Default under other Loan Documents.

Section 8.    Choice of Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without regard to conflicts of laws principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).

Section 9.    Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original.

THIS WRITTEN AGREEMENT AND THE LOAN DOCUMENTS, AS DEFINED IN THE CREDIT AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of page intentionally left blank; Signature pages follow.]

EXECUTED as of the date first set forth above.

BORROWER:

EXTRACTION OIL & GAS, INC.

By: /s/ Marianella Foschi
Name: Marianella Foschi
Title: Chief Financial Officer

GUARANTORS:

7N, LLC
8 NORTH, LLC
AXIS EXPLORATION, LLC
EXTRACTION FINANCE CORP.
MOUNTAINTOP MINERALS, LLC
NORTHWEST CORRIDOR HOLDINGS, LLC
XOG SERVICES, LLC
XTR MIDSTREAM, LLC
TABLE MOUNTAIN RESOURCES, LLC

Each By: /s/ Marianella Foschi
Name: Marianella Foschi
Title: Chief Financial Officer

ADMINISTRATIVE AGENT/ISSUING LENDER/
LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Issuing Lender, and a Lender

By: /s/ Jonathan Herrick
Name: Jonathan Herrick
Title: Director

LENDERS:
BARCLAYS BANK PLC,
as a Lender

By: /s/ Sydney G. Dennis
Name: Sydney G. Dennis
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO
CREDIT AGREEMENT – EXTRACTION]

CREDIT SUISSE AG,
CAYMAN ISLANDS BRANCH,
as a Lender

By: /s/ Nupur Kumar
Name: Nupur Kumar
Title: Authorized Signatory

By: /s/ Brady Bingham
Name: Brady Bingham
Title: Authorized Signatory

TRUIST BANK,
as a Lender

By: /s/ Samantha Sanford
Name: Samantha Sanford
Title: Vice President

ABN AMRO CAPITAL USA LLC,
as a Lender

By: /s/ Francis Ballard, Jr.
Name: Francis Ballard, Jr.
Title: Director

By: /s/ H. Diozo
Name: H. Diozo
Title:

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ George E. McKean
Name: George E. McKean
Title: Senior Vice President

CITIBANK, N.A.,
as a Lender

By: /s/ Cliff Vaz
Name: Cliff Vaz
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO
CREDIT AGREEMENT – EXTRACTION]

GOLDMAN SACHS BANK USA,
as a Lender

By: /s/ Mahesh Mohan
Name: Mahesh Mohan
Title: Authorized Signatory

ROYAL BANK OF CANADA,
as a Lender

By: /s/ Michael Sharp
Name: Michael Sharp
Title: Authorized Signatory

BANK OF AMERICA, N.A.,
as a Lender

By: /s/ Ronald E. McKaig
Name: Ronald E. McKaig
Title: Managing Director

MERCURIA EASTERN US HOLDINGS LLC,
as a Lender

By: /s/ Marty Bredehoft
Name: Marty Bredehoft
Title: Treasurer

AG ENERGY FUNDING, LLC, as a Lender

By: /s/ Todd Dittmann
Name: Todd Dittmann
Title: Authorized Person

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CREDIT AGREEMENT – EXTRACTION]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:_______________________________________
Name:
Title:

BMO HARRIS BANK N.A., as a Lender

By: /s/ Matthew Davis
Name: Matthew Davis
Title: Director

NATIXIS, NEW YORK BRANCH, as a Lender

By:_______________________________________
Name:_____________________________________
Title:______________________________________

IBERIABANK, a division of First Horizon Bank, as a Lender

By: /s/ W. Bryan Chapman
Name: W. Bryan Chapman
Title: Market President-Energy Lending

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CREDIT AGREEMENT – EXTRACTION]